UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Carbon Credits International, Inc.

(Name of Registrant as Specified In Its Charter)

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CARBON CREDITS INTERNATIONAL, INC.

April 7, 2009

Dear Fellow Shareholder:

I invite you to attend our annual meeting of shareholders that will be held on Monday, May 18, 2009 at 10th Floor, Fenix Tower, 571 Sukhumvit Road, Klongton-Nua, Wattana , Bangkok 10110, Thailand. Included is a map for your use.

At the meeting, you will hear a report on our operations and have a chance to meet your directors and executive officers. This package includes the formal notice, proxy statement, and proxy card for the meeting, together with Carbon Credit International’s 2008 annual report. The proxy statement tells you more about the agenda and voting procedures for the meeting. It also describes how the Carbon Credits International Board operates and provides information about our directors, including those nominated for election at this year’s meeting.

Whether or not you attend the meeting, I encourage you to vote your shares as soon as possible by returning your proxy card as provided in the Proxy Materials. Even if you own only a few shares, it is important that your shares be represented at the annual meeting. Please see the notice on the next page for more information.

I hope to see you on May 18th.

Sincerely,

Hans J. Schulte
Chairman of the Board
President and Chief Executive Officer

Carbon Credits International, Inc.,   2300 East Sahara Avenue, Suite 800, Las Vegas, Nevada 89123

CARBON CREDITS INTERNATIONAL, INC.

2300 E. Sahara Avenue
Suite 800
Las Vegas, Nevada 89123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2009

To Carbon Credits International, Inc. Shareholders:

Please join us for the 2009 annual meeting of shareholders of Carbon Credits International, Inc. (“CCI” or the “Company”). The meeting will be held at 10th Floor, Fenix Tower, 571 Sukhumvit Road, Klongton-Nua, Wattana , Bangkok 10110, Thailand.on Monday, May 18, 2009, at 1:30 p.m., Bangkok, Thailand time.

At the meeting, holders of Carbon Credits International, Inc. common stock and Carbon Credits International, Inc.Series A Preferred Stock will act on the following matters:

1.	Election of one director;

2.	Approval of the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan ;

3.	Any other matters that may properly come before the meeting.

By Order of the Board of Directors
Hans J. Schulte
Chairman of the Board

April 7, 2009

CARBON CREDITS INTERNATIONAL, INC.
2300 E. Sahara Avenue
Suite 800
Las Vegas, Nevada 89123

PROXY STATEMENT

For the Annual Meeting of Shareholders
to Be Held On May 18, 2009

This proxy statement contains information related to the annual meeting of shareholders of Carbon Credits International, Inc. (“CCI” or the “Company”) to be held on Monday, May 19, 2009, beginning at 1:30 p.m., Bangkok, Thailand time, at 10th Floor, Fenix Tower, 571 Sukhumvit Road, Klongton-Nua, Wattana , Bangkok 10110, Thailand and any postponement or adjournment of the meeting.

This proxy statement and related proxy card will be distributed to shareholders beginning on or about April 10, 2009.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act on matters outlined in the accompanying notice, including the election of one director, and the ratification of the Board’s approval of the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan.

Management will report on CCI’s performance in 2008 and respond to questions and comments from shareholders.

Who can attend the annual meeting?

Shareholders and guests of Carbon Credits International, Inc. may attend the annual meeting.

Who may vote at the meeting?

Only shareholders owning Carbon Credits International, Inc. shares at the close of business on April 1, 2009, the record date, or their duly appointed proxies, are entitled to vote at the meeting. If you owned Carbon Credits International, Inc. shares at the close of business on April 1, 2009, you are entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting. Our capital stock is divided into two series: Common stock and Series A Preferred stock. Holders of either series of stock as of the close of business on the record date will be entitled to vote at the meeting. At the close of business on the record date, a total of 24,781,000 shares of Common stock and 8,000,000 shares of Series A preferred stock were outstanding and entitled to vote.

What are the voting rights of the holders of the common stock and Series A preferred stock?

Holders of Carbon Credits International, Inc. common stock and Series A preferred stock vote as a single class on all matters to be acted upon at the annual meeting. Each outstanding share of common stock will be entitled to one vote on each matter. Each outstanding share of Series A preferred stock will be entitled to 4 votes on each matter.

What constitutes a quorum to conduct business at the meeting?

In order to carry on the business of the meeting, we must have a quorum present in person or by proxy. A majority of the voting power of the outstanding shares eligible to vote and at least one-third of the outstanding shares entitled to vote must be present at the meeting, in person or by proxy, in order to constitute a quorum.

Abstentions and broker non-votes are counted as present at the meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker or other nominee returns a proxy but does not vote on a particular proposal because the broker or nominee does not have authority to vote on that particular item and has not received voting instructions from the beneficial owner.

ABOUT THE MEETING - continued

How do I cast my vote?

You may vote by proxy, which gives the proxy holder the right to vote your shares on your behalf, or you may vote in person at the meeting. You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by a proxy card. If you hold shares indirectly through someone else, such as a broker, you may receive material from that person asking how you want to vote. It is important that you follow the instructions on each proxy card and vote the shares represented by each card separately.

How do I vote by proxy?

If you vote by proxy, you may vote by completing and returning your enclosed proxy card in the envelope provided. All proxy cards that are properly completed and submitted will be voted as specified. However, if you sign, date, and return your proxy card but do not check any boxes, the shares represented by that card will be voted FOR all nominees standing for election as directors, FOR approval of the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan , and, at the discretion of the proxy holders, on any other matter that properly may come before the meeting or any adjournment or postponement of the meeting.

How do I vote in person?

For shares registered in your name, you may vote in person by completing a ballot at the annual meeting. If you plan to vote in person but hold shares through a broker or other nominee, you must provide a legal proxy from the broker or nominee evidencing your authority to vote shares the broker held for your account at the close of business on April 1, 2009. You must contact your brokerage firm directly in advance of the annual meeting to obtain a legal proxy.

Blank ballots will be available at the registration table at the meeting. Completed ballots may be deposited at the registration table and a call for completed ballots will be made during the course of the meeting prior to the close of the polls.

Can I change my vote or revoke my proxy?

Yes. For shares registered in your name, you may revoke your proxy (including an Internet or telephone vote) by:

›	filing a written notice of revocation with the corporate Secretary of Carbon Credits International, Inc. at any time prior to the annual meeting;

›	delivering a duly executed written proxy bearing a later date by the voting deadline set forth on the proxy card;

›	voting by ballot at the meeting.

If your shares are held through a broker or nominee, contact that broker or nominee if you wish to change your voting instructions.  Attendance at the meeting does not by itself revoke a previously granted proxy.

What vote does the Board recommend?

The Board recommends a vote FOR all nominees standing for election as directors, and FOR ratification of the Board’s approval of the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan.With respect to any other matter that properly comes before the meeting, the proxy holders will vote in their own discretion.

What number of votes is required to approve each matter?

› Election of directors — The affirmative vote of a plurality of the voting power represented at the annual meeting and entitled to vote is required for the election of directors. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. You do not have the right to cumulate votes in the election of directors. In other words, you cannot multiply the number of shares you own by the number of directorships being voted on and then cast the total for only one candidate or among any number of candidates as you see fit. Broker non-votes have no effect on the outcome of the election. Votes that are instructed to be withheld with respect to the election of one or more directors will not be voted for the director or directors indicated, although they will be counted for purposes of determining whether a quorum is present.

Additionally, if an incumbent director does not receive the affirmative vote of at least a majority of the votes cast with respect to that director’s election at the annual meeting (which for this purpose includes votes cast “for” the director’s election and votes to withhold authority with respect to the director’s election), then that director is required to promptly tender his or her resignation and the Board will act on such resignation as provided in the Company’s corporate governance guidelines. All nominees standing for election at the 2009 annual meeting of shareholders are incumbent directors.

ABOUT THE MEETING - continued

›  Ratification of the Board’s approval of the CCI 2009 Employees/Consultants Stock Compensation Plan  — The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required to ratify the Board’s approval of the Carbon Credits International, Inc.2009 Employees/Consultants Stock Compensation Plan .

›  Other matters — Unless otherwise required by law or the Company’s Certificate of Incorporation, the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required for other matters that properly may come before the meeting.

For matters requiring majority approval, abstentions have the effect of negative votes, meaning that abstentions will be counted in the denominator, but not the numerator, in determining whether a matter has received sufficient votes to be approved. Broker non-votes are not treated as shares entitled to vote on matters requiring majority approval and are excluded from the calculation. Therefore, broker non-votes have no effect on the outcome of the vote with respect to these matters.

PROXY SOLICITATION

Your proxy is being solicited on behalf of CCI’s Board of Directors. In addition to use of the mail, the solicitation may also be made by use of facsimile, the Internet or other electronic means, or by telephone or personal contact by directors, officers, employees, and agents of CCI. Carbon Credits International, Inc. pays the costs of this proxy solicitation.

We also supply brokers, nominees, and other custodians with proxy forms, proxy statements, and annual reports for the purpose of sending proxy materials to beneficial owners. We reimburse brokers, nominees, and other custodians for their reasonable expenses.

CARBON CREDITS INTERNATIONAL, INC. STOCK OWNERSHIP

The following tables set forth information as of April 1, 2009, about the beneficial ownership of Carbon Credits International, Inc. common and/or Series A preferred stock by our current directors, nominees for election as director, the executive officers named in the Summary Compensation Table in this 2009 proxy statement, all current directors, director nominees and executive officers as a group, and by each person known to Carbon Credits International, Inc. to own more than 5% of the outstanding shares of Carbon Credits International, Inc. common or Series A preferred stock. At the close of business on April 1, 2009, there were 24,781,000 common shares, 8,000,000 Series A preferred shares outstanding.

Under the rules of the Securities and Exchange Commission (“SEC”), the beneficial ownership of a person or group includes not only shares held directly or indirectly by the person or group but also shares the person or group has the right to acquire within 60 days of the record date pursuant to exercisable options and convertible securities. The information below, including the percentage calculations, is based on beneficial ownership of shares rather than direct ownership of issued and outstanding shares.

Unless otherwise indicated, each person listed below has sole voting power and sole dispositive power with respect to the shares of common stock indicated in the table as beneficially owned by such person.

Common stock has one vote per share and Series A preferred stock has 4 votes per share. Consequently, the voting power of Series A holders is greater than the number of shares beneficially owned.

CARBON CREDITS INTERNATIONAL, INC. STOCK OWNERSHIP - continued

Carbon Credits International, Inc. Stock Ownership of Current Directors, Director Nominees and Executive Officers

COMMON STOCK

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Common	Hans J. Schulte President, CEO, Director 2300 E. Sahara Avenue, Suite 800 Las Vegas, NV 89102	-0-	0%
Common	Dr. Prabaharan Subramaniam(3) 2300 E. Sahara Avenue, Suite 800 Las Vegas, NV 89102 (Resigned 12/11/08)	Direct 7,607,500	30.69%
Common	Ivan Braverman 2300 E. Sahara Avenue, Suite 800 Las Vegas, NV 89102 (Resigned 3/20/09)	Direct 2,000,000	8.07%
Common	William D. O’Neal, Esq. 6626 E. Raftriver Road Mesa, AZ 85215	Direct 2,000,000	8.07%
Common	Directors and officers and 5% Shareholders as a group(1)	11,607,500	46.84%

1.	Represents beneficial ownership
2.	Based on the total of 24,781,000 outstanding common shares as of the date hereof
3.	Dr. Prabaharan Subramaniam’s wife owns separately a company which owns 1 million commons shares not included in this total number of shares above

PREFERRED STOCK

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Preferred	Hans J. Schulte President, CEO, Director 2300 E. Sahara Avenue, Suite 800 Las Vegas, NV 89102	Direct 8,000,000 (3)	80%
Preferred	Ivan Braverman 2300 E. Sahara Avenue, Suite 800 Las Vegas, NV 89102 (Resigned 3/20/09)	Direct 2,000,000 (4)	20%
Preferred	Directors and officers and 5% Shareholders as a group(1)	10,000,000	100%

1.	Represents beneficial ownership
2.	Based on the total of 10,000,000 outstanding preferred shares as of the date hereof
3.	Convertible into 32,000,000 shares of common stock of the Company
4.	Convertible into 8,000,000 shares of the common stock of the Company

PROPOSAL ONE: ELECTION OF DIRECTORS

CCI’s bylaws provide that the Board of Directors comprises of at least one director and no more than nine.

Nominees for Carbon Credits International, Inc. Directors

The following candidates are nominated by the Board. Each Director is an incumbent director and will be eligible to serve a one year term until the 2010 annual meeting.

Mr. Hans J. Schulte, Chief Executive Officer, President and Member of the Board of Directors

Mr. Schulte has been serving as CCII’s Chief Executive Officer and a member of our Board of Directors since October 15, 2007.  The term of his office is for one year and is renewable on an annual basis.

From 1984 until 1992, Mr. Schulte worked at Landmark Chemicals in Antwerp trading in Africa plastic raw materials like HDPE, LLDPE, LDPE, PP, and PVC. Mr. Schulte was responsible for new market development, establishing links between OEM/chemical manufactures and end-user market, integration of marketing positions across business lines, strategic alliances, acquisitions, technology licensing, long range planning, and new product platform development. From 1992 until 2005, Mr. Schulte traded industrial chemicals such as titanium dioxides, which he exported to or from the Far East and South America. Mr. Schulte participated in a joint venture operation with Thai DNT Paint MFG Co., Ltd who manufactured paint for Mitsubishi Corp. Japan.

He also worked in Cherkassy, Ukraine with AURORA Cherkassy Varnish and Paint Plant for whom he operated as purchase manager in Titanium dioxide and was an agent for SCM chemicals UK, now millennium chemicals, for the Tiona products and sold it mainly to Surinam, Egypt and the Middle East. Mr. Schulte has extensive experience as a private investor and served as a director and CEO for Xraymedia, Inc. in Vancouver, B.C., and thereafter in Plano, Texas.

PROPOSAL TWO: RATIFICATION OF THE BOARD OF DIRECTOR’S APPROVAL OF THE CARBON CREDITS INTERNATIONAL, INC.
2009 EMPLOYEES/CONSULTANTS STOCK COMPENSATION PLAN

On April 1, 2009, our Board of Directors adopted the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan, which is designed to provide long-term and short-term incentives to executive officers, other key employees, consultants and directors. We refer to the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan as the “2009 plan.”

The 2009 plan permits grants of stock-based awards and performance-based stock bonus opportunities to directors, executive officers, consultants and other key employees. The number of shares reserved for award under the 2009 plan is five million. As of the date hereof, no shares or options have been issued under the 2009 plan.

The Company desires to provide incentive compensation to the Company’s executive officers and certain consultants of the Company under a plan that will meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, Section 162(m) prevents a company from receiving a federal income tax deduction for compensation paid to certain executive officers in excess of $1 million for any year, unless that compensation is “performance-based.” In order to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the material terms of the performance goal under which the compensation is to be paid must be disclosed to and approved by a company’s shareholders.

In light of the Company’s desire to obtain shareholder approval of the 2008 plan, and in order to provide incentive compensation to the Company’s Chief Executive Officer and other designated executive officers under a plan that will meet the requirements of Section 162(m), the Board has recommended that the 2008 plan be submitted to the Company’s shareholders for approval at the Company’s 2009 annual meeting of shareholders.

Before the Company’s 2009 annual meeting of shareholders, the 2009 plan will continue to operate under a transitional rule for new public companies like the Company that were created in a spin-off from another public company. This transitional rule provides that “performance-based” compensation is exempt from the $1 million limitation if such compensation is awarded or paid prior to the first regularly scheduled meeting of shareholders that occurs more than 12 months after the date the Company became a separate publicly-traded company.

The following summary of the principal provisions of the 2009 plan is not intended to be exhaustive and is qualified in its entirety by reference to the full text of the 2009 plan, a copy of which is set forth in Exhibit I to this proxy statement.

PROPOSAL TWO - continued

General

The goal of the 2009 plan is to provide appropriate incentives that will allow the Company to attract and retain the best available talent and to encourage the directors and participating employees and certain consultants to put forth their maximum efforts for the success of the Company’s business, thereby serving the best interests of the Company and its shareholders.

All executive officers, other key employees and certain consultants of the Company and the Company’s non-employee directors are eligible to participate in the 2009 plan.

The 2009 plan is a flexible plan that provides the Compensation Committee with discretion to fashion the terms of awards to provide eligible participants with stock-based incentives and performance-based bonus opportunities, payable in stock options or stock as the Compensation Committee deems appropriate. The 2009 plan permits the issuance of awards of qualified and incentive stock options and restricted stock,  of the and non-statutory options for outside directors upon the discretion of the Compensation Committee.

5,000,000 shares of common stock, subject to adjustment, will be available for future awards under the 2009 plan. See “Adjustments” below. Shares issued or transferred pursuant to the 2009 plan will be shares of common stock. The number of shares of common stock available under the 2009 plan will be adjusted to include shares that relate to awards which expire or are forfeited, or are transferred, surrendered or relinquished to or withheld by the Company in satisfaction of the exercise price of an option or in satisfaction of any tax withholding amount, or are paid in cash in lieu of shares.

The 2009 plan will expire on March 31, 2024. No further awards will be made under the 2009 plan on or after such date.

Administration of the 2009 Plan

The administration of the 2009 plan shall be expressly assumed by the Board pursuant to a resolution of the Board until such time a Compensation Committee is appointed by the Board. The Compensation Committee, which at all times will consist of two or more directors appointed by the Board, all of whom will qualify as “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” as defined in regulations adopted under Section 162(m) of the Code, as such terms are amended from time to time. Upon their appointment, the Compensation Committee shall have the full authority and discretion to administer the 2009 plan and to take any action that is necessary or advisable in connection with the administration of the 2009 plan, including, without limitation, the authority and discretion to interpret and construe any provision of the 2009 plan or of any agreement, notification or document evidencing the grant of an award.

Awards under the 2009 Plan

Stock Options.  The Compensation Committee may from time to time authorize grants of stock options to any employee participant upon such terms and conditions as it may determine in accordance with the provisions of the 2009 plan. The Compensation Committee in its discretion will determine the number of shares of common stock subject to stock options to be granted to each participant. The Compensation Committee may grant non-qualified stock options, incentive stock options or a combination thereof to the participants. Stock options granted under the 2009 plan will provide for the purchase of common stock at a price not less than 100% of the market value thereof on the date the stock option is granted. No stock option will be exercisable more than ten years from the date of grant.

Stock options granted under the 2009 plan will be exercisable at such times and subject to such restrictions and conditions as the Compensation Committee shall approve. Each grant will specify that the exercise price is payable (1) in cash or by check acceptable to the Company, (2) by the actual or constructive transfer to the Company of shares of common stock already owned by the participant, (3) with the consent of the Compensation Committee, by withholding a number of shares otherwise issuable to a participant having a market value equal to the exercise price, or (4) in a combination of such methods of payment.

Each grant may also specify the required periods of continuous service by the participant with the Company or any subsidiary and/or the Management Objectives to be achieved before the stock options or installments thereof will become exercisable, and any grant may provide for the earlier exercise of the stock options in the event of a change in control (as defined below) or other similar transaction or event.

PROPOSAL TWO - continued

Awards under the 2009 Plan - continued

Neither the Compensation Committee nor the Board of Directors will authorize the amendment of any outstanding stock option to reduce the exercise price without the further approval of the shareholders of the Company, and no stock option will be cancelled and replaced with stock options having a lower exercise price without the further approval of the shareholders of the Company. The limitations described in this paragraph are not intended to prohibit adjustments permitted in the event of a stock split, stock dividend, merger, consolidation, or other corporate event or transaction as described in the 2009 plan. See “Adjustments” below.

Restricted Stock.  The Compensation Committee may from time to time authorize grants or sales to any participant of restricted stock upon such terms and conditions as it may determine in accordance with the provisions of the 2009 plan. Each grant or sale will constitute an immediate transfer of the ownership of shares of common stock to the participant in consideration of the performance of services previously rendered, entitling such participant to voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each grant or sale may limit the participant’s dividend rights during the period in which the shares of restricted stock are subject to any such restrictions.

Each such grant or sale will establish restrictions, such as required periods of continuous service, or other restrictions, including restrictions that constitute a “substantial risk of forfeiture” within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service thereunder. Any grant or sale may provide for the earlier termination of any such restrictions in the event of a change in control or other similar transaction or event. Each grant or sale may specify the Management Objectives, if any, that are to be achieved in order for the ownership restrictions to lapse.

Each grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal of the Company or provisions subjecting the restricted stock to continuing restrictions in the hands of any transferee).

Management Objectives.  The Compensation Committee has broad discretion in its establishment of performance criteria for participants under the 2009 plan. As used in the 2009 plan, “Management Objectives” means the measurable performance objectives, if any, established by the Committee for a performance period that are to be achieved with respect to an award under the 2009 plan. Management Objectives may be described in terms of Company-wide objectives (in other words, the performance of the Company and all of its subsidiaries) or in terms of objectives that are related to the performance of the individual participant or of the division, subsidiary, department, region or function within the Company or a subsidiary in which the participant receiving the award is employed or on which the participant’s efforts have the most influence. The achievement of Management Objectives will be determined without regard to the effect on the Management Objectives of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the performance period and without regard to any change in accounting standards or applicable tax laws.

The Management Objectives applicable to any award to a participant who is, or is determined by the Compensation Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision) will be limited to specified levels of, growth in, or performance relative to performance standards set by the Compensation Committee relating to or peer company performance in, one or more of the following performance measures (excluding the effect of extraordinary or nonrecurring items): earnings per share; earnings before interest, taxes, depreciation and amortization (EBITDA); net income; net operating profit; revenue; operating margins; share price; total shareholder return (measured as the total of the appreciation of and dividends declared on the common stock); return on invested capital; return on shareholder equity; return on assets; working capital targets; cost reduction; debt reduction; and industry-specific measures of audience or revenue share.

If the Compensation Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company (other than an acquisition or disposition by the Company of a trade or business), or the manner in which the Company conducts its business, or any other events or circumstances, the Management Objectives are no longer suitable, the Compensation Committee may in its discretion modify the Management Objectives or the related minimum acceptable level of achievement, in whole or in part, with respect to a performance period as the Compensation Committee deems appropriate and equitable, except where taking action would result in the loss of the otherwise available exemption of an award under Section 162(m) of the Code. In those cases, the Compensation Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement.

Awards for Non-employee Directors

The form and terms of awards to non-employee directors will be determined by the Compensation Committee in its discretion subject to the terms of the 2009 plan, but unless the Compensation Committee decides otherwise, awards to nonemployee directors under the 2009 plan will be in the form of stock options.

For awards to non-employee directors, the fair market value of stock options will be determined using the Black-Scholes option pricing model, a generally accepted binomial pricing model, or any other pricing model used by the Company to value stock options for financial reporting purposes if using such other model would not result in granting a greater number of stock options than would be granted using the Black-Scholes model.

PROPOSAL TWO - continued

Awards for Non-employee Directors - continued

If an individual is elected to the Board of Directors on a date other than the date of an annual shareholders meeting, the director’s compensation will be pro-rated for less than a full year of service as a director, and the pro-rated compensation will be paid in the form of an award valued as of the date of the director’s election to the Board as described in the preceding paragraphs.

General Terms for Awards

Adjustments.  The Compensation Committee will make adjustments in the maximum number of shares reserved for issuance under the 2009 plan or that may be issued as part of any award, in the numbers of shares of common stock covered by outstanding stock options granted thereunder, in the exercise price or grant price applicable to any stock options as is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from (1) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (2) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (3) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 2009 plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection with such substitution the surrender of all awards that are replaced.

Effect of Termination.  Each agreement evidencing an award may contain provisions relating to the effect upon the award of an employee participant’s termination of employment or a director’s termination of service by reason of retirement, death, disability, or otherwise.

Transferability; Amendments; Termination

Unless the Compensation Committee determines otherwise, (1) no award will be transferable by a participant other than by will or the laws of descent and distribution and (2) no stock option or appreciation right granted to a participant will be exercisable during the participant’s lifetime by any person other than the participant or his or her guardian or legal representative.

The 2009 plan may be amended from time to time by the Compensation Committee or the Board of Directors, but may not be amended without further approval by the shareholders of the Company if such amendment would result in the 2009 plan failing to satisfy any applicable requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code. The Board of Directors may terminate the 2009 plan at any time, provided, that no such termination will adversely affect any outstanding awards under the 2009 plan.

Federal Income Tax Consequences

The following summary of the federal income tax consequences of the 2009 plan is not comprehensive and is based on current income tax laws, regulations and rulings.

Non-Qualified Stock Options.  Non-qualified stock options do not qualify for the special tax treatment accorded to incentive stock options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a non-qualified option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of the exercise price.

As a result of the optionee’s exercise of a non-qualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee’s gross income. The Company’s deduction will be taken in the Company’s taxable year in which the option is exercised.

The excess of the fair market value of the stock on the date of exercise of a non-qualified stock option over the exercise price is not an item of tax preference for alternative minimum tax purposes.

PROPOSAL TWO - continued

Federal Income Tax Consequences - continued

Incentive Stock Options.  An optionee does not recognize income upon the grant of an incentive stock option. Subject to the effect of the alternative minimum tax, discussed below, if an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not recognize any income by reason of the exercise and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. If the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his or her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his or her gain or loss will be the difference between the amount realized on the disposition of the shares and his or her basis in the shares. The Company generally will not be entitled to any income tax deduction upon disposition of the shares.

If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an “Early Disposition”), the optionee generally will recognize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (1) the amount realized on the Early Disposition, or (2) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee upon an Early Disposition.

The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of “tax preference” for alternative minimum tax purposes.

Restricted Stock.  Grantees of restricted stock generally do not recognize income at the time of the grant. However, when shares of restricted stock become free from any restrictions, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, and the Company will receive a corresponding deduction. Alternatively, a grantee of restricted stock may, pursuant to Section 83(b) of the Code, elect to recognize income upon the grant of the stock and not at the time the restrictions lapse, in which event the Company would receive a corresponding deduction at that time.

Vote Required for Approval

The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required for ratifying the Board’s approval of the Carbon Credits International, Inc.2009 Employees/Consultants Stock Compensation Plan.

The Board of Directors recommends a vote FOR Proposal Two for the ratification of the Board’s approval of the Carbon Credits International, Inc. 2009 Employees/Consultants Stock Compensation Plan.

EXECUTIVE OFFICERS

Carbon Credits International  executive officers are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed

Hans J. Schulte	CEO/President/Director	47	October 15, 2007

EXECUTIVE OFFICERS - continued

Mr. Hans J. Schulte, Chief Executive Officer, President and Member of the Board of Directors

Mr. Schulte has been serving as CCII’s Chief Executive Officer and a member of our Board of Directors since October 15, 2007.  The term of his office is for one year and is renewable on an annual basis.

From 1984 until 1992, Mr. Schulte worked at Landmark Chemicals in Antwerp trading in Africa plastic raw materials like HDPE, LLDPE, LDPE, PP, and PVC. Mr. Schulte was responsible for new market development, establishing links between OEM/chemical manufactures and end-user market, integration of marketing positions across business lines, strategic alliances, acquisitions, technology licensing, long range planning, and new product platform development. From 1992 until 2005, Mr. Schulte traded industrial chemicals such as titanium dioxides, which he exported to or from the Far East and South America. Mr. Schulte participated in a joint venture operation with Thai DNT Paint MFG Co., Ltd who manufactured paint for Mitsubishi Corp. Japan.

He also worked in Cherkassy, Ukraine with AURORA Cherkassy Varnish and Paint Plant for whom he operated as purchase manager in Titanium dioxide and was an agent for SCM chemicals UK, now millennium chemicals, for the Tiona products and sold it mainly to Surinam, Egypt and the Middle East. Mr. Schulte has extensive experience as a private investor and served as a director and CEO for Xraymedia, Inc. in Vancouver, B.C., and thereafter in Plano, Texas.

Mr. Schulte is currently devoting approximately 40 hours a week of his time to CCII, and is planning to continue to do so during the next 12 months of operation.

Mr. Schulte is not an officer or director of any reporting company that files annual, quarterly, or periodic reports with the United States Securities and Exchange Commission.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation earned during the year ended October 31, 2008 and the period from inception (October 15, 2007) to October 31, 2007  by our Chief Executive Officer and our other most highly compensated executive officers. We refer to these executives collectively as our named executive officers.  Our named executive officers were not paid compensation in excess of $100,000 during the fiscal year ended October 31, 2008.  All compensation from inception (October 15, 2007) to October 31, 2008 was contributed to capital by the officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($4)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Hans J. Schulte	2008	$102,253	$0	$0	$0	$0	$0	$0	$102,253
CEO	2007	$3,500	$0	$600	$0	$0	$0	$0	$4,100

Ivan Braverman	2008	$135,503	$0	$0	$0	$0	$0	$0	$135,503
CFO (Resigned 3/20/09)	2007	$4,667	$0	$200	$0	$0	$0	$0	$4,867

Dr. Prabaharan Subramaniam	2008	$102,253	$0	$0	$0	$0	$0	$0	$102,253
CTO (Resigned 12/11/08)	2007	$3,500	$0	$0	$0	$0	$0	$0	$3,500

Consulting Agreements with Executive Officers

Our executive officers, have received compensation pursuant to consulting agreements.  These agreements expire on October 16, 2010.

On the spin off date, our President/CEO and Chief Technical Officer (CTO)/ Secretary, verbally agreed to provide their services over a three year period, for annual compensation of $90,000, $150,000 and $210,000, respectively, with an option to renew. On November 29, 2007, their verbal agreement to continue providing such services was incorporated under a formal consulting agreement with CRI, signed on August 13, 2008, which agreement provided for their services and pre-incorporation, effective October 17, 2007.

EXECUTIVE COMPENSATION - continued

Consulting Agreements with Executive Officers - continued

We also entered into a consulting agreement with Braverman International P.C., effective October 17, 2007, to utilize the services of its principal, Ivan Braverman, in the capacity of CFO for a period of three years with annual compensation of $120,000, $180,000 and $240,000, respectively, with an option to renew at the end of the term.

The executives shall also participate in the incentive plan payable in cash and Company stock or options upon achievement of reasonable performance goals and stock option plan, when implemented. As per the agreements, and when cash flow is available, the executives are also entitled to group term life insurance with coverage of at least $500,000, all premiums being paid by the Company. We shall also provide long term disability insurance with compensation annually equal to at least $90,000 each to our CEO and CTO, and $120,000 to our CFO. The executives are also entitled to no less than 39 days of paid time off each year which shall be accrued according to the Company policies and practices from time to time. Management consulting services totaling $12,934 was accrued and expensed for the last two weeks of October 2007, of which $11,667 was for compensation, and $1,267 was for accrued absences. An additional $800 was expensed for the value of stock compensation provided by our CEO and CFO for the 8 million preferred shares they received on October 31, 2007.

Effective December 15, 2008, the Board of Directors approved consulting compensation for our CEO and CFO of $210,000 each, plus benefits identical to those above, for the 12 months following December 15, 2008, increasing $60,000 per year over the following two year life of the related consulting agreements.

The services of our CEO, formerly provided through CRI, will be provided by Carbon Reducer Industries Ltd, a company of which our president/CEO and his wife own 49%, which is located in Bangkok Thailand, and was required to be formed under Thailand law to enable us to sell our products in that country..

Dr. Praba’s resignation from CCII as Chief Technical Officer and Director was tendered by him and accepted by us on December 11, 2008, and his consulting agreement was cancelled on that date.

Ivan Braverman’s resignation from CCII as Chief Financial Officer and Director was tendered by him and accepted by us on March 20, 2009, and his consulting agreement was cancelled on that date.

Option/SAR Grants

On April 1, 2009, the Board of Directors approved the 2009 plan described above.  Currently, we do not have any retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

Currently, we do not have any long-term incentive plans.

DIRECTOR COMPENSATION

We have no formal plan for compensating our directors for their services in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of CCII other than services ordinarily required of a director. Since inception to the date hereof, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

ANNUAL REPORT AND ADDITIONAL MATERIALS

Our 2008 annual report to shareholders is being distributed with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended October 31, 2008 may be obtained without charge upon written or oral request to Carbon Credits International, Inc., Attention: Hans J. Schulte, President, 2300 East Sahara Avenue, Suite 800, Las Vegas, Nevada 89123.

If you and others who share your mailing address own common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and mailing costs. Unless you responded that you did not want to participate in householding, a single copy of this proxy statement and the 2008 annual report have been sent to your address. (Each shareholder will continue to receive a separate proxy voting form.) If you hold shares through a bank or brokerage firm and would like to receive a separate copy of this proxy statement and the 2008 annual report, please contact the Investor Relations Department of Carbon Credits International, Inc., 2300 East Sahara Avenue, Suite 800, Las Vegas, Nevada 89123, and we will promptly send additional copies on request.

GENERAL

At the date of this proxy statement, we do not know of any matters to be presented for action at the annual meeting other than those described in this proxy statement. If any other matters should come before the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

By Order of the Board of Directors
Hans J. Schulte
Chairman
Dated: April 7, 2009

EXHIBIT I

CARBON CREDITS INTERNATIONAL, INC.
2009 EMPLOYEES/CONSULTANTS STOCK COMPENSATION PLAN

2009 EMPLOYEES/CONSULTANTS STOCK COMPENSATION PLAN
OF
CARBON CREDITS INTERNATIONAL, INC.

SECTION 1. ESTABLISHMENT AND PURPOSE

The Plan was established on April 1, 2009, effective April 1, 2009, to offer directors, officers and selected key employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company to receive compensation, or to increase such interest, by purchasing Shares of the Company’s common stock.  The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include non-statutory options, as well as ISOs intended to qualify under section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16.3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

(A)  “BOARD OF DIRECTORS” shall mean the Board of Directors of the Company, as constituted from time to time.

(B)  “CODE” shall mean the Internal Revenue Code of 1986, as amended.

(C)  “COMMITTEE” shall mean a committee of the Board of Directors, as described in Section 3(a).

(D)  “COMPANY” shall mean CARBON CREDITS INTERNATIONAL, INC., a Nevada corporation.

(E)  “EMPLOYEE” shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director, (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors, including consultants and advisors that provide professional, technical, financial, legal, accounting, capital markets related and other services.  Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

(F)  “EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended.

(G)  “EXERCISE PRICE” shall mean the amount for which one share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(H)  “FAIR MARKET VALUE” shall mean the market price of Stock, determined by the Committee as follows:

(i)  If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

(ii)  If stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

EXHIBIT I - continued

(iii)  If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

  In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(I)  “ISO” shall mean an employee incentive stock option described in section 422(b) of the Code.

(J)  “NON-STATUTORY OPTION” shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

(K)  “OFFEREE” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option)

(L)  “OPTION” shall mean an ISO or Non-statutory Option granted under the Plan and entitling the holder to purchase Shares.

(M)  “OPTIONEE” shall mean an individual who holds an Option.

(N)  “OUTSIDE DIRECTOR” shall mean a member of the Board of Directors who is not a common--law employee of the Company or of a Subsidiary.

(O)  COMMITTEE PROCEDURES.  The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(P)  COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, the Committee shall have the authority and discretion to take the following actions:

(i)  To interpret the Plan and to apply its provisions;

(ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)  To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)  To select the Offerees and Optionees;

(vi)  To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)  To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)  To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Non-statutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

EXHIBIT I - continued

(ix)  To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree’s or Optionee’s interest, to the consent of the Offeree or Optionee who entered into such agreement;

(x)  To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

(xi)  To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 3.  INTENTIONALLY OMITTED

SECTION 4. ELIGIBILITY.

(A)  GENERAL RULES. Only Employees (including, without limitation, independent contractors, consultants and legal counsel who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Non-statutory Options described in Subsection (b) below.

(B)  OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

(i)  outside Directors shall receive no grants other than the Non-statutory options described in this Subsection (b)

(ii)  All Non-statutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in fill in the event of the termination of such Outside Director’s service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

(iii)  The Exercise Price under all Non-statutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 6.

(iv)  Non-statutory options granted to an outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director’s service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director’s service because of death or Total and Permanent Disability.

The committee may provide that the Non-statutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service—related vesting and termination provisions pertaining to the Non-statutory Options shall be applied with regard to the service of the Outside Director.

(C)  ATTRIBUTION RULES. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

EXHIBIT I - continued

(D)  OUTSTANDING STOCK. For purposes of Subsection (c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(A)  BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall be 5,000,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(B)  ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal. Such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

(A)  AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by an Agreement between the offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Agreement.  The provisions of the various Agreements entered into under the Plan need not be identical.

(B)  DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS.  Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(C)  PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 90 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 6.

(D)  WITHHOLDING TAXES.  As a condition to the award, sale or vesting of Shares, the offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her.  The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(E)  RESTRICTIONS ON TRANSFER OF SHARES.  Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(A)  STOCK OPTION AGREEMENT.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

EXHIBIT I - continued

(B)  NUMBER OF SHARES.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-statutory Option.

(C)  EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Non-statutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(D)  WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(E)  EXERCISABILITY AND TERM.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c).  Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(F)  NONTRANSFERABILITY.  During an Optionee’s lifetime, such Optionee’s Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optioneets death, such Optionee’s Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

(G)  TERMINATION OF SERVICE (EXCEPT BY DEATH).   If an Optionee’s Service terminates for any reason other than the Optionee’s  death, then such Optionee’s Option(s) shall expire on the earliest of the following occasions:

(i)  The expiration date determined pursuant to Subsection (e) above;

(ii) The date 90 days after the termination of the Optionees Service for any reason other than Total and Permanent Disability; or

(iii)  The date six months after the termination of the Optionee s Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination.

(H)  LEAVES OF ABSENCE.  For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on sick leave or other bona fide leave of absence (as determined by the Committee) . The foregoing notwithstanding, in the case of an ISO granted under the Plan. Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(I)  DEATH OF OPTIONEE.  If an Optionee dies while he or she is in Service, then such Optionee’s Option(s) shall expire on the earlier of the following dates:

(i)  The expiration date determined pursuant to Subsection (e) above; or

EXHIBIT I - continued

(ii)  The date six months after the Optionee’s death.

All or part of the Optionee’s Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s death or became exercisable as a result of the Optionee’s death. The balance of such Option(s) shall lapse when the Optionee dies.

(J)  NO RIGHTS AS A STOCKHOLDER.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

(K)  MODIFICATION. EXTENSION AND RENEWAL OF OPTIONS.  Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, impair such Optionee s rights or increase his or her obligations under such Option.

(L)  RESTRICTIONS ON TRANSFER OF SHARES.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.

(A)  GENERAL RULE.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

(i)  In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e), (f) and (g) below.

(ii)  In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), (1) or (g) below.

(iii)  In the case of a Non-statutory Option granted under the Plan, the committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

(B)  SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer, Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(C)  EXERCISE/SALE. TO THE EXTENT THAT THIS SUBSECTION (C) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(D)  EXERCISE/PLEDGE. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(E)  SERVICES RENDERED.  To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

EXHIBIT I - continued

(F)  PROMISSORY NOTE. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan maybe payable by a full recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(G)  OTHER FORMS OF PAYMENT. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9.  ADJUSTMENT OF SHARES.

(A)  GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Non-statutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

(B)  REORGANIZATIONS. In the event that the company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation) , for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees’ consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by acceleration.

(C)  RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to; the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 11.  NO RETENTION RIGHTS.

Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director. at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12.  DURATION AND AMENDMENTS.

(A)  TERM OF THE PLAN.  The Plan, as set forth herein, shall become effective as of April 1, 2009. The Plan shall terminate automatically 15 years after its initial adoption by the Board of Directors on March 31, 2024, and may be terminated on any earlier date pursuant to Subsection (b) below.

(B)  RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

EXHIBIT I - continued

(C)  EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereto shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

To record the adoption of the Plan by the Board of Directors on April 1, 2009, the Company has caused its authorized officer to execute the same.

CARBON CREDITS INTERNATIONAL, INC.,
a Nevada corporation

By: /s/ Hans J. Schulte
     Hans J. Schulte, President

CARBON CREDITS INTERNATIONAL, INC.
2300 E SAHARA AVE, SUITE 800
LAS VEGAS, NV 89123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BEHELD ON MAY 18, 2009

To Carbon Credits International, Inc. Shareholders:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

- Election of Class 1 Directors.
  Nominees
  Mr. Hans J. Schulte

  ☐ For ☐ Withhold Authority

  ☐ For ☐ Against ☐ Abstain

When properly executed, this proxy will be voted as directed herein by the stockholder. Unless otherwise indicated, this proxy will be voted for the election of directors listed in proposal 1.

Signature of Shareholder ______________________ Date: _____________
Signature of Shareholder ______________________ Date: _____________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person.